2022 Fourth Quarter Earnings Conference Call Tuesday, January 24, 2023

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward- looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Earnings & Profitability • Net interest income for 4Q22 decreased 2% Q-o-Q but increased 13% for the full year vs. 2021 • Net interest margin for 4Q22 decreased 13bps Q-o-Q but increased 27bps for the full year vs. 2021 • Net income for 4Q22 decreased 4% Q-o-Q but increased 7% for the full year vs. 2021 • Pre-provision net revenue1 (“PPNR”) decreased 5% Q-o-Q but increased 16% for the full year vs. 2021 Loans • New loan production for 4Q22 totaled $793 million and aggregated to a record $4.45 billion for the full year • Mix of new originations well diversified with C&I 54%, CRE 41% and Mortgage and Consumer 5% for 4Q22, and C&I 47%, CRE 44% and Mortgage and Consumer 9% for the full year • Loans receivable decreased 1% Q-o-Q but increased 10% Y-o-Y (12% excluding SBA PPP loans) Deposits • Deposits for 4Q22 increased 2% Q-o-Q and increased 5% Y-o-Y • Total cost of deposits for 4Q22 increased 83bps Q-o-Q and increased 139bps Y-o-Y Asset Quality • Total nonperforming assets decreased 28% Q-o-Q and decreased 38% Y-o-Y • Total criticized loans as of 12/31/22 decreased 8% Q-o-Q and decreased 48% Y-o-Y • Losses remain minimal with annualized net charge offs to average loans receivable of 0.17% for 4Q22, and net recoveries to average loans receivable for 2022 of 0.08% 4Q22 & FY 2022 Financial Highlights Net Income $51.7M (4Q22) $218.3M (FY2022) Diluted EPS $0.43 (4Q22) $1.81 (FY 2022) Gross Loans $15.40B Total Deposits $15.74B 1 PPNR (Pre-provision net revenue) is a non-GAAP financial measure. A quantitative reconciliation of most directly comparable GAAP to non-GAAP financial measure is provided on Slide 17. (as of 12/31/22) (as of 12/31/22) 3

Loan Production & Portfolio Trends New Loan Originations Funded ($ Millions) $623 $578 $545 $534 $324 $539 $344 $557 $747 $432 $81 $104 $184 $68 $37 4Q21 1Q22 2Q22 3Q22 4Q22 $1,243 $1,026 $1,286 $793 $1,349 CRE C&I Mortgage and Consumer • Total loans receivable decreased 0.6% Q-o-Q, but increased 10.4% year-over-year • Excluding PPP, loans receivable increased 12.2% year-over-year • Aggregate payoffs and paydowns relatively stable at $734 million vs. $711 million in 3Q22 $13.95 $14.07 $14.55 $15.49 $15.40 12.25 12.75 13.25 13.75 14.25 14.75 15.25 15.75 16.25 16.75 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 • Total new loan originations of $793 million reflects more selective and prudent approach to new loan credit risk and overall profitability • Well diversified mix of new loans with C&I production volume accounting for 54%, CRE 41% and Mortgage and Consumer loans 5% • Average rate on new loans increased 134bps Q-o-Q to 6.71% Loans Receivable ($ Billions) Q-o-Q change -1% +3% +6% +1% Average Rate of New Loans 4Q21 1Q22 2Q22 3Q22 4Q22 3.38% 3.54% 4.26% 5.37% 6.71% 4 Full-year loan growth 10.4%, or 12.2% excluding PPP

Transformation to Lower-Risk Loan Portfolio 5 65% 30% 5% 61% 33% 6% $15.24 B (as of 12/31/2022) $13.95 B (as of 12/31/2021) Note: All Other CRE includes property types representing less than 7% of total CRE portfolio unless otherwise noted, including: Mixed Use, Retail-Single, Church, Residential, Office, Golf Course and Other smaller segments. Note: All Other C&I includes business types representing less than 4% of total C&I portfolio unless otherwise noted, including: Retail Trade, Real Estate & Leasing, Hotel/Motel, Laundries & Drycleaners, Liquor Store, Supermarkets, Transportation and Other smaller segments. CRE Loan Portfolio % of CRE Portfolio As of 12/31/2021 As of 12/31/2022 Multi-tenant Retail 20% 20% Multi-family 8% 14% Industrial & Warehouse 14% 14% Gas Station & Car Wash 12% 11% Hotel/Motel 14% 10% Mixed Use 9% 9% Single-tenant Retail 8% 8% All Others 15% 14% C&I Loan Portfolio % of C&I Portfolio As of 12/31/2021 As of 12/31/2022 Manufacturing 13% 14% Information 9% 13% Wholesale Trade 15% 11% Gas Station 4% 5% Healthcare & Social Assistance 4% 5% Warehouse Line 13% 5% Restaurant 7% 5% Real Estate & Leasing 3% 4% Supermarkets 4% 3% All Others 28% 35% Ongoing transformation to lower-risk loan portfolio reflects: • Lower concentration of CRE loans • Reduced exposure to hotel/motel loans • Higher mix of lower-risk multifamily loans • Growth and diversification of C&I portfolio primarily driven by loans to larger, recessionary-resistant industry verticals CRE C&I Consumer

Net Interest Income and Margin 6 • Net interest income before provision for credit losses decreased 1.7% Q-o-Q, but increased 12.9% Y-o-Y Net Interest Income & NIM ($ Millions) $133.3 $133.2 $141.5 $153.2 $150.5 3.13% 3.21% 3.36% 3.49% 3.36% 4Q21 1Q22 2Q22 3Q22 4Q22 3.36% 3.49% Loan yield increase Increase in average borrowings and cost +61bps 4Q22 net interest margin decreased 13bps Q-o-Q Net Interest Income NIM Increase Decrease Total Q-o-Q increase +8% -2% -0% +6% Net Interest Margin 3Q22 4Q22 -74bps • 13bps Q-o-Q decrease in net interest margin largely reflected higher interest-bearing deposit balances and costs offsetting loan yield and loan balance increases Inv securities decrease + yield increase + cash yield increase +3bps Interest bearing deposit cost increase + balance increase -11bps +8bps Loan balance increase

70% 6% 8% 99% 35% 30% 94% 92% 1% 65% 0% 20% 40% 60% 80% 100% 120% CRE Commercial SBA Mortgage Consumer Total Origination Fixed/Hybrid Variable Loan Portfolio Interest Rate Breakdown Variable 46% @7.31% 2 Fixed 24% @3.96% 2 Hybrid 1 30% @4.07% 2 Fixed/Variable & Average Rate of New Loan Originations (As of 12/31/2022) Fixed/Variable Breakdown of Total Loan Portfolio (As of 12/31/2022) 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 12/31/2022) 2 The weighted average rate represents coupon rate and excludes loan discount accretion and interest on nonaccrual loans • Variable rate loans as percentage of total new loan originations increased to 65% of new production from 57% in 3Q 2022 • As of 12/31/2022, variable rate loans represented 46% of total loans, the same level as for 3Q 2022 • $591 million in hybrid interest rate loans are scheduled to change from fixed to variable rate during 2023 7 5.95% 7.18% 8.38% 6.12% 6.71% 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 12/31/2022) 1

Noninterest Income



Noninterest Income
($ Millions)
$13.1
$13.2
$12.7
$13.4
$12.1
$4.3
$0.5
$3.6
$4.6
$2.3
$0.8
$5.6
$4.5
$2.7
$5.8
$4.7
-$0.5
$5.2
$0.1
$2.8
$5.2
$4.6
$0.6
$2.2
$4.7
4Q21
1Q22
2Q22
3Q22
4Q22
Other Income and Fees
Gain on Sale of SBA Loans
Gain on Sale of Other Loans 1
Primary Customer-Related Service Fees 2

[1] Gain on Sale of Other Loans includes net gains on sales of residential mortgage loans, as well as other loans

[2] Primary Customer-Related Service Fees include service fees on deposit accounts, international service fees, loan servicing fees, and wire transfer fees

- **Noninterest income decreased 9% Q-o-Q to $12.1 million vs. $13.4 million in 3Q22**
  - **Gains on sales of SBA loans decreased to $2.2 million from $2.8 million in 3Q22**
  - **Other income and fees decreased to $4.6 million from $5.2 million in 3Q22, reflecting lower swap fee income**
    - **3Q22 also included recognition of $375,000 in gains from the sale of equity investments vs. no similar gains in 4Q22**
  - **These decreases in noninterest income were partially offset by higher net gains on sale of other loans from the sale of CRE and mortgage loans**
- **Sold $41.2 million of the guaranteed portion of SBA 7(a) loans to the secondary market in 4Q22 vs. $57.8 million in 3Q22**
- **Sold $3.5 million of residential mortgage loans in 4Q22 vs. $3.7 million in 3Q22**

Hope Bancorp

8

• Noninterest expense increased to $84.5 million from $83.9 million in 3Q22 • Q-o-Q decrease in compensation for 4Q22 largely reflects lower incentive compensation Efficiency Ratio & Noninterest Expense to Average Assets 50.70% 51.50% 52.09% 50.39% 51.97% 1.67% 1.70% 1.80% 1.82% 1.79% 4Q21 1Q22 2Q22 3Q22 4Q22 Efficiency Ratio Noninterest Expense/Avg Assets (annualized) 9 $44.6 $47.7 $51.1 $53.2 $52.7 $21.0 $19.9 $20.1 $18.7 $19.8 $1.7 $1.5 $2.9 $1.3 $0.6$7.0 $6.3 $6.3 $10.8 $11.4 1,476 1,509 1,537 1,539 1,549 4Q21 1Q22 2Q22 3Q22 4Q22 Compensation Other core operating expenses Credit related & OREO Other Full-time employee (FTE) $75.4 $80.4 $83.9 $84.5 $74.2 Noninterest Expense and Efficiency Noninterest Expense & FTE ($ Millions) 1 Other core operating expenses include: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment • Efficiency ratio increased to 51.97% from 50.39% for 3Q22, while noninterest expense as a percentage of average assets improved to 1.79% from 1.82% for 3Q22 1

Deposit Trends 10 Deposit Composition ($ Billions) Deposit Costs Average Deposits ($ Billions) $9.1 $9.3 $9.1 $9.7 $10.3 $6.0 $5.7 $5.7 $5.7 $5.2 4Q21 1Q22 2Q22 3Q22 4Q22 Average Noninterest Bearing Deposits Average Interest Bearing Deposits $5.8 $5.5 $5.7 $5.6 $4.8 $6.2 $6.5 $6.3 $5.9 $5.6 $0.3 $0.3 $0.3 $0.3 $0.3 $2.8 $2.2 $2.7 $3.7 $5.0 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 $15.74$15.50$15.03 $14.52$15.04 +4% -3% +2%+3% Q-o-Q growth annualized DDA MMA/NOW Savings Time $15.48$15.45 $14.80$14.95$15.07 • Total cost of deposits increased 83bps Q-o-Q reflecting acceleration of Fed Funds rate hikes in 2H22 • Total cost of interest-bearing deposits increased 119bps Q-o-Q • Average interest-bearing deposits increased 6% Q-o-Q • Average noninterest bearing deposits decreased 10% Q-o-Q • Total deposits increased 2% Q-o-Q • Decreased balances of noninterest-bearing deposits and MMAs offset by an increase in time deposits 0.23% 0.24% 0.33% 0.79% 1.62% 0.39% 0.38% 0.54% 1.25% 2.44% 4Q21 1Q22 2Q22 3Q22 4Q22 Total Cost of Deposits Cost of Interest-Bearing Deposits

Asset Quality



Nonperforming Assets
($ Millions)
$111.8
$2.6
$109.2
0.62%
$102.4
$2.0
$100.4
0.58%
$110.6
$2.0
$108.6
0.61%
$97.0
$1.5
$95.5
0.51%
$69.4
$2.4
$67.0
0.36%
4Q21
1Q22
2Q22
3Q22
4Q22
NPLs
OREO
NPAs/Total Assets



Total Criticized Loans
($ Millions)
3.58%
$499.6
$242.4
$257.2
2.80%
$393.6
$226.7
$167.0
2.34%
$340.5
$244.7
$95.8
1.83%
$284.1
$204.7
$79.4
1.70%
$261.3
$104.1
$157.3
4Q21
1Q22
2Q22
3Q22
4Q22
Substandard
Special Mention
Total Criticized Loans as a % of Total Loans



Provision (Credit) for Credit Losses & Net Charge Offs (Recoveries)
($ Millions)
$1.5
-0.07%
-$11.0
-0.52%
$3.2
-0.03%
$9.2
0.01%
$8.2
0.17%
4Q21
1Q22
2Q22
3Q22
4Q22
Provision for Credit Losses
(Credit) for Credit Losses
Net Charge Offs (Recoveries) to Average Loans (annualized)

- **Total nonperforming assets decreased 28% Q-o-Q, reflecting reductions in all NPL categories**
  - Nonaccrual loans declined 23% Q-o-Q
  - Delinquent loans on accrual status declined 92% Q-o-Q
  - Accruing TDR loans declined 34% Q-o-Q

- **Total criticized loans declined 8% Q-o-Q to 1.70% of loans receivable vs. 1.83% at 9/30/22**
- **Special mention loans increased 98% Q-o-Q**
- **Substandard loans decreased 49% Q-o-Q**
- **For the full year, total criticized loans declined 48%**

- **Provision for credit losses of $8.2 million primarily reflecting declining macroeconomic projections**
- **Net charge offs of $6.4 million, or 0.17% of average loans receivable, annualized**

Hope Bancorp

11

11.72% 10.25% 10.32% 10.92% $12.60 11.97% 10.15% 10.55% 11.15% $12.96 Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Tangible Common Equity per Share 9/30/2022 12/31/2022 $16.8 $16.8 $16.9 $16.7 $16.7 $2.8 $14.7 4Q21 1Q22 2Q22 3Q22 4Q22 Dividends Buybacks Capital Position & Returns Capital Positions Dividends & Buybacks ($ Millions) Maintaining strong levels of capital • All regulatory capital ratios, except Tier 1 Leverage Ratio increased Q-o-Q • Tangible common equity per share increased by $0.37 Q-o-Q to $12.96 Committed to stockholder returns • Quarterly common stock dividend maintained at $0.14 per share • As of 12/31/22, $35.3 million remaining of new $50.0 million share buyback plan announced 1Q22 • Dividend yield: 4.37% (12/31/22) | Dividend payout ratio: 30.91% (TTM) 12 1 Tangible common equity per share is a non-GAAP financial measure. A quantitative reconciliation of the most directly comparable GAAP to non-GAAP financial measure is provided on Slide 17. 1

2022 Performance vs. Outlook Initial 2022 Outlook Actual 2022 Performance Loan Growth Re-energized focus on business development expected to lead to high single-digit to low double-digit loan growth for 2022, excluding PPP  Achieved higher end of guidance with 12.2% loan growth, excluding SBA PPP Noninterest Expenses Noninterest expense to average assets expected to be in the range of 1.65% to 1.70% in the near-term; updated to 1.75% to 1.80% for full year  Achieved middle range of guidance with 1.78% noninterest expense to average assets Net Interest Margin Stable NIM expected for 1Q22 due to stability in loan yields and deposit costs; updated to continued margin expansion for 2H 2022, but at a lower magnitude of expansion than 2Q 2022; further updated to expect flat to slight margin compression in 4Q 2022, potentially offsetting to small degree YTD expansion  NIM expansion of 8bps in 1Q, 15bps in 2Q and 13bps in 3Q, partially offset by 13bps compression in 4Q, aggregating to 23 basis point increase in NIM for the full year Asset Quality Anticipate improving asset quality metrics with criticized loan balances trending down approximately 20-30% by year-end; revised further to 30-40% reduction for full year  Exceeded guidance with total criticized loans decreasing 48% during 2022 Profitability Enhanced profitability metrics expected to be driven by increasing earning assets and improving asset quality metrics; updated to net interest income expansion driven by rising interest rates and earnings asset growth; further revised to range from 13-16% for full year.  Achieved lower range of guidance with net interest income increasing 13% over 2021 13

2023 & Near-Term Outlook  Loan Growth: Full-year loan growth projected in the mid-single digit range, reflective of more prudent and selective approach to new loan production  Net Interest Income: Anticipate modest net interest income growth for the full-year driven by increased earnings assets partially offset by higher cost of deposits and borrowings  Net Interest Margin: Expect velocity of margin compression to peak in 1Q23 and then moderate in 2Q23 before stabilizing in 2H23 and possibly improving slightly by year-end  Noninterest Income: Anticipate noninterest income to trend lower than 2022 due largely to lower net gain on sale of SBA loans; expect 1Q 2023 noninterest income of approximately $11 million  Noninterest Expenses: Planning for further strengthened focus on disciplined expense controls while leveraging investments in talent and capabilities; expect noninterest expense to average assets to be approximately 1.79%-1.81% for 1Q23  Asset Quality: Anticipate continuation of improving asset quality metrics and expect criticized loan balances continuing downward trend in 1Q 2023 14

Q&A 2022 Fourth Quarter Earnings Conference Call

Appendix 16

Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s financial performance and in response to market participant interest. A reconciliation of the most directly comparable GAAP to non-GAAP financial measures utilized by management is provided below. Pre-provision Net Revenue (PPNR) ($ in thousands) 4Q21 3Q22 4Q22 FY 2021 FY 2022 Net interest income before provision (credit) for credit losses $ 133,318 $ 153,186 $ 150,521 $ 512,770 $ 578,421 Noninterest income 13,097 13,355 12,110 43,594 51,397 Revenue 146,415 166,541 162,631 556,364 629,818 Less: noninterest expense 74,236 83,914 84,518 293,292 324,170 Pre-provision net revenue $ 72,179 $ 82,627 $ 78,113 $ 263,072 $ 305,648 Tangible Common Equity Per Share ($ in thousands) 4Q21 3Q22 4Q22 Total stockholders’ equity $ 2,092,983 $ 1,975,725 $ 2,019,328 Less: Goodwill and core deposit intangible assets, net (472,121) (470,662) (470,176) Tangible common equity 1,620,862 1,505,063 1,549,152 Common shares outstanding 120,006,452 119,479,253 119,495,209 Tangible common equity per share $ 13.51 $ 12.60 $ 12.96 17